                                                                   Exhibit 10.41

                                FIRST AMENDMENT
                                       TO
                                 ALLERGAN, INC.
                          SAVINGS AND INVESTMENT PLAN
                                (RESTATED 2001)

     The ALLERGAN, INC. SAVINGS AND INVESTMENT PLAN (the "Plan") is hereby amended as follows:

1.   Article I of the Plan is amended by renumbering Section 1.5 as Section
     1.6 and adding the following Section 1.5:

               1.5 Spin-off of Advanced Medical Optics, Inc. In connection with the distribution of the stock of Advanced Medical Optics, Inc. ("AMO") by Allergan to its stockholders (the "AMO Spin-off") and effective June 29, 2002 which shall be the AMO Spin-off Date: (i)
          AMO Employees (as defined in Section 2.24) shall cease to be eligible to make Participant Deposits or to receive allocations of Company Contributions, (ii) the assets and liabilities attributable to the Accounts of AMO Employees shall be transferred to the Advanced Medical Optics, Inc. 401(k) Plan, a qualified profit sharing plan with a qualified cash or deferred arrangement, in accordance with Code
          Section 414(1), Regulation Section 1.414(1)-1, and Section 208 of ERISA, and (iii) the AMO stock received with respect to Company
          Stock allocated to Participants' Accounts shall be held in a separate investment fund established by the Committee pursuant to Section 5.5 and Participants shall have subaccounts under the Plan corresponding to their interests in such investment fund.

2.   Section 2.24 of the Plan is amended as follows:

               2.24 Employee. "Employee" shall mean, for purposes of the Plan, any individual who is employed by the Sponsor or an Affiliated Company in any capacity, any portion of whose income is subject to withholding of income tax and/or for whom Social Security contributions are made by the Sponsor or an Affiliated Company, including any Puerto Rico-based payroll Employee of the Sponsor or an Affiliated Company; provided, however, that such term shall not include:

                    (a) Any individual who performs services for the Sponsor or an Affiliated Company and who is classified or paid as an independent contractor as determined by the payroll records of the Sponsor or an Affiliated Company even if a court or administrative agency determines that such individual is a common-law employee and not an independent contractor;

                    (b) Any individual who performs services for the Sponsor or an Affiliated Company pursuant to an agreement between the Sponsor or an Affiliated Company and any other person including a leasing organization except to the extent such individual is a Leased Employee; and

                    (c) Any individual whose employment is transferred from the Sponsor or an Affiliated Company to Advanced Medical Optics, Inc. ("AMO") in connection with the distribution of the stock of AMO by the Sponsor to its stockholders, effective as of the day following such transfer, hereinafter referred to as an "AMO Employee." An individual is an AMO Employee if classified or identified as such in the payroll records of the Sponsor or an Affiliated Company or in the Employee Matters Agreement entered into between the Sponsor and AMO.

3.   Section 2.38 of the Plan is amended as follows:

               2.38 Participant Deposits. "Participant Deposits" shall mean all of a Participant's deposits to the Plan, including After Tax Deposits, Before Tax Deposits, and Rollover Contributions.

4.   Section 5.5(c) of the Plan is amended as follows:

               (c) A Participant may elect the investment fund to which his or her Participant Deposits are invested under the Plan or may change such elections at any time; provided, however, that any allocations among the investment funds shall be made in 1% increments. Any change in investment funds shall be effective as soon as administratively feasible. Any investment elections shall be limited to the investment funds currently offered and currently available to Participants as determined by the Committee pursuant to paragraphs (a) and (b) above. A Participant shall effect an investment election by properly completing and submitting the form authorized by the Committee for this purpose.

5.   Section 5.5(d) of the Plan is amended as follows:

               (d) A Participant may elect at any time to transfer amounts accumulated in his or her Accounts (his or her Before Tax Deposits Account, After Tax Deposits Account, or Rollover Account prior to June 1, 2002) among any of the investment funds currently offered and currently available to Participants as determined by the Committee pursuant to paragraphs (a) and (b) above; provided, however, the total amount transferred shall be made in 1% increments of the amount accumulated in the investment fund. Any transfer among investment funds shall be effective as soon as administratively feasible. A Participant shall effect a transfer election by properly completing and submitting the form authorized by the Committee for this purpose.

6.   Section 5.5(e) of the Plan is amended as follows:

               (e) Notwithstanding the requirement of paragraph (a) above that Matching Contributions be invested in the Company Stock Fund, (i) any Participant, on or after June 1, 2002, may elect that amounts accumulated in his or her Company Contribution Account which are held in the Company Stock Fund be reinvested and (ii) any Participant on or after the date he or she attains age 55 may elect that any future Matching Contribution that may be allocated to his or her Company Contribution Account be invested, in any of the investment funds currently offered and currently available to Participants as determined by the Committee pursuant to paragraphs (a) and (b) above. An election made under this paragraph (e) shall be effective as soon as administratively feasible. A Participant shall make any election, and may change any election, at such times and in accordance with the requirements imposed by paragraphs (c) and (d) above.

7.   Section 8.l(f) of the Plan is amended as follows:

               (f) Except as provided in Section 8.5(c), all withdrawals shall be made in cash, except to the extent any of the vested portion of a Participant's Account to be withdrawn is invested in the Company Stock Fund or in the stock of Advanced Medical Optics, Inc., then such withdrawal may be made in Company Stock or in the stock of Advanced Medical Optics, Inc. at the election of the Participant to the extent so invested.

8.   Section 8.2(b) of the Plan is amended as follows:

               (b) Any distribution made pursuant to paragraph (a) shall be paid no more than once in any calendar quarter in amounts of at least $500 (or the Participant's entire vested portion of his or her Accounts under the Plan if lesser) and shall be made in cash except to the extent any of the vested portion of such Participant's Accounts is invested in the Company Stock Fund or in the stock of Advanced Medical Optics, Inc. then, to the extent so invested, such distribution may be made in Company Stock or in the stock of Advanced Medical Optics, Inc. at the election of the Participant.

9.   Section 12.4 of the Plan is amended by adding the following paragraph (c):

               (c) For purposes of this Section 12.4, a Change of Control shall not be deemed to have occurred upon the distribution of the stock of Advanced Medical Optics, Inc. on June 29, 2002 by the Sponsor to its stockholders.

10. Appendix A of the Plan is amended in its entirety as set forth in the Exhibit attached hereto.

     IN WITNESS WHEREOF, Allergan, Inc. hereby executes this First Amendment to the Allergan, Inc. Savings and Investment Plan on this 26th day of June, 2002.

ALLERGAN, INC.

BY:  /s/ Eric Brandt
     -----------------------------------
     Eric Brandt
     Corporate Vice President

                                   APPENDIX A
           SPECIAL PROVISIONS FOR PUERTO RICO-BASED PAYROLL EMPLOYEES
           ----------------------------------------------------------

                                     PART I
                                  INTRODUCTION
                                  ------------

     1.1   Effective Date. The effective date of this Appendix A is January 1,
1999.

     1.2 Purpose of Appendix A. The provisions of the Plan shall apply to all Puerto Rico-based payroll Employees except as specifically provided in this Appendix A.

     1.3 Plan Intended to Qualify. The Plan is an employee benefit plan that is intended to qualify under PR-Code Section 1165(a) as a qualified profit sharing plan and under PR-Code Section 1165(e) as a qualified cash or deferred arrangement.

                                    PART II
                                  DEFINITIONS
                                  -----------

     The Definitions of Article II of the Plan shall apply to all Puerto Rico-based Employees and shall have the same meaning for the purpose of this Appendix A except as set forth below:

     2.1 Plan Section 2.17. "Compensation" shall have the same meaning as set forth in Plan Section 2.17 except that in the case of a Puerto Rico-based Employee, Compensation shall also include cost of living allowances earned within Puerto Rico, amounts paid under the Christmas bonus program, and amounts of salary reduction elected by a Puerto Rico-based Participant under a PR-Code
Section 1165(e) cash or deferred arrangement, but shall exclude contributions or distributions pursuant to any other plan sponsored by the Company and qualified under PR-Code Section 1165(a).

     2.2 Plan Section 2.18. "Credited Service" shall have the same meaning as set forth in Plan Section 2.18 except that in the case of a Puerto Rico-based Employee who was employed by the Company at any time prior to the original Effective Date, for the period prior to January 1, 1989, Credited Service shall include service, if any, credited to such Employee under the Savings and Investment Plan for Employees of Subsidiaries of SmithKline Beckman Corporation Whose Principal Office is Located in Puerto Rico.

     2.3 Plan Section 2.21. For the purpose of this Appendix A only, the definition of "Eligible Employee" as defined in Plan Section 2.21 shall not apply and "Eligible Employee" or "Eligible Puerto Rico-based Employee" shall mean any Puerto Rico-based Employee but shall exclude any non-regular manufacturing site transition employee, any non-resident alien of Puerto Rico and the United States, any Leased Employee, and any Employee covered by a collective bargaining agreement.

     2.4 Plan Section 2.24. For the purpose of this Appendix A only, the definition of "Employee" as defined in Plan Section 2.24 shall not apply and "Employee" or "Puerto Rico-based Employee" shall mean any person who is employed in any capacity by the Sponsor or any Affiliated Company at its Puerto Rico locations, any portion of whose income is subject to withholding of income tax and/or for whom Social Security contribution are made by the Sponsor or an Affiliated Company except that such term shall not include (i) any individual who performs services for the Sponsor or an Affiliated Company and who is classified or paid as an independent contractor as determined by the payroll records of the Sponsor or an Affiliated Company even if a court or administrative agency determines that such individual is a common-law employee and not an independent contractor and (ii) any individual who performs services for the Sponsor or an Affiliated Company pursuant to an agreement between the Sponsor or an Affiliated Company and any other person including a leasing organization except to the extent such individual is a Leased Employee.

     2.5 Plan Section 2.34. Notwithstanding the provisions of Plan Section 2.34, "Matched Deposits" of a Puerto Rico-based Participant shall mean his or her Deposits (whether Before Tax or After Tax) not in excess of six percent (6%) of Compensation. Matched Deposits shall participate in allocations of Company Contributions and Forfeitures.

     2.6 Plan Section 2.37. For the purpose of this Appendix A only, "Participant" as defined in Plan Section 2.37 shall not apply and "Participant" or "Puerto Rico-based Participant" shall mean a Puerto Rico-based Employee who is eligible to participate in the Plan and elects to participate in the Plan in accordance with Plan Section 3.1.

     2.7   Additional Terms. Additional terms shall have the following meaning:

           (a) "PR-Code" shall mean the Puerto Rico Internal Revenue Code of 1994, as amended. Where the context so requires a reference to a particular PR-Code Section shall also refer to any successor provision of the PR-Code to such PR-Code Section.

           (b) "Top One-Third Highly Compensated Employee" shall mean any Eligible Puerto Rico-based Employee who has Compensation for a Plan Year that is greater than the Compensation for such Plan Year of two-thirds (2/3) of all Eligible Puerto Rico-based Employees.

                                    PART III
                          ELIGIBILITY AND PARTICIPATION
                          -----------------------------

     The provisions of Article III of the Plan shall apply to all Puerto Rico-based Employees.

                                     PART IV
                              PARTICIPANT DEPOSITS
                              --------------------

     The provisions of Article IV of the Plan shall apply to all Puerto Rico-based Employees except as set forth below:

     4.1 Plan Section 4.1. The provisions of Plan Section 4.l(d) shall apply to all Puerto Rico-based Participants except that Puerto Rico-based Participants who make hardship withdrawals pursuant to Plan Section 8.l(e) shall not be permitted to make Before Tax Deposits or After Tax Deposits to the Plan during the 12-month period beginning as soon as administratively feasible following the date of the hardship withdrawal. Also, to the extent permissible by ERISA and the Code, each contribution made by the Company to the Plan under Plan Section
4.1 with respect to the Before Tax Deposits of a Puerto Rico-based Participant shall be made only to the extent that the Company has current or accumulated earnings and profits, as determined under the PR-Code, and is expressly conditioned on the deductibility of such contribution under Section 1023(n) of the PR-Code for the taxable year for which contributed. If the Puerto Rico Secretary of the Treasury disallows the deduction, or if the contribution was made by a mistake of fact, such contribution shall be returned to the Company within one (1) year after the disallowance of the deduction (to the extent disallowed), or after the payment of such contribution, respectively. Such contributions to the Plan by the Company shall be paid to the Trustee not later than the date for filing the Company's Puerto Rico income tax return for the taxable year in which such payroll period falls, including any extensions thereof.

     4.2 Plan Section 4.2. The provisions of Plan Section 4.2 shall apply to all Puerto Rico-based Employees except as set forth below:

     (a) Notwithstanding the provisions of paragraph (a) of Plan Section 4.2, a Puerto Rico-based Participant may elect to contribute a whole percentage of his or her Compensation to the Plan as Before Tax Deposits; provided, however, that no Puerto Rico-based Participant shall be permitted to make Before Tax Deposits to the Plan during any taxable year in excess of (i) ten percent (10%) of Compensation up to a maximum of $8,000, or such larger amount as may be determined by the Puerto Rico Secretary of the Treasury pursuant to the PR-Code; provided that, if a Puerto Rico-based Participant contributes to a Puerto Rico individual retirement account as described in PR-Code Section 1169, the maximum amount of his or her Before Tax Deposits may not exceed the difference, if any, between the amount available as a contribution up to the limit of $8,000 and the contribution made to a Puerto Rico individual retirement account, or as otherwise provided by the PR-Code, (ii) the Actual Deferral Percentage test limitation set forth in Plan Section 4.3 and Section 4.3 of this Appendix, and
(iii) the Annual Addition limitation set forth in Plan Section 13.1.

     (b) The provisions of paragraph (e) of Plan Section 4.2 pertaining to "catch-up" Before Tax Deposits shall not apply to Puerto Rico-based Participants.

     4.3 Additional Contribution Deferral Limitation. In addition to the limitations on Compensation Deferral Contributions set forth in Plan Section 4.3, Compensation Deferral Contributions by a Puerto Rico-based Participant shall not exceed the limitation on contributions by or on behalf of the Top One-Third Highly Compensation Employees under PR-Code
Section 1165(e), as provided in this Section 4.3 with respect to each Plan Year. In the event that Compensation Deferrals Contributions under the Plan by or on behalf of the Top One-Third Highly Compensated Employees exceed the limitations of this Section for any reason, such excess contributions shall be recharacterized as After Tax Deposits or such excess contributions, adjusted for any income or loss allocable thereto, shall be returned to such Participant, as provided in Plan Section 4.5.

           (a) The Compensation Deferral Contributions by Participants for a Plan Year shall satisfy the Actual Deferral Percentage test under the PR-Code as set forth in subparagraph (i) below, or to the extent not precluded by applicable regulations, the alternate Actual Deferral Percentage test as set forth in (ii) below:

                 (i) The average "Actual Deferral Percentage" for the Top One-Third Highly Compensated Employees shall not be more than the average Actual Deferral Percentage of all non-Top One-Third Highly Compensated Employees multiplied by 1.25, or

                 (ii) The excess of the average Actual Deferral Percentage for the Top One-Third Highly Compensated Employees over the average Actual Deferral Percentage for all non-Top One-Third Highly Compensated Employees shall not be more than two (2) percentage points and the average Actual Deferral Percentage for the Top One-Third Highly Compensated Employee shall not be more than the average Actual Deferral Percentage of all non-Top One-Third Highly Compensated Employees multiplied by 2.0.

           (b) For the purpose of this Section 4.3 only, the following definitions shall apply:

                 (i) "Actual Deferral Percentage" shall mean, with respect to the group of all Top One-Third Highly Compensated Employees and the group of all non-Top One-Third Highly Compensated Employees for a Plan Year, the ratio, calculated separately for each Participant in such group, of the amount of the Participant's Compensation Deferral Contribution for such Plan Year, to such Participant's Compensation for such Plan Year, in accordance with regulations prescribed by the Puerto Rico Secretary of the Treasury under PR-Code Section 1165(e). For purposes of computing the Actual Deferral Percentage, an Eligible Employee who would be a Participant but for the failure to make Before Tax Deposits shall be treated as a Participant on whose behalf no Before Tax Deposits are made.

                 (ii) "Participant" shall mean any Eligible Puerto Rico-based Employee who satisfied the requirements under Plan Article III during the Plan Year, whether or not such Eligible Employee elected to contribute to the Plan for such Plan Year.

                 (iii) "Compensation Deferral Contributions" shall mean amounts contributed to the Plan by a Participant as Before Tax Deposits pursuant to Section 4.1 of this Appendix, including any other amounts prescribed under PR-Code Section 1165(e) and applicable regulations. To the extent determined by the Committee and in accordance with regulations issued by the Puerto Rico Secretary of the Treasury, matching contributions and qualified nonelective contributions on behalf of a Participant that satisfy the requirements of PR-Code
           Section 1165(e)(3)(D)(ii) may also be taken into account for the purpose of determining the Actual Deferral Percentage of such Participant.

                 (iv) "Compensation" shall mean compensation as defined in PR-Code Section 1165(e) and applicable regulations.

           (c) In the event that as of the first day of Plan Year, the Plan satisfies the requirements of PR-Code Section 1165(a) only if aggregated with one or more other plans which include arrangements under PR-Code
     Section 1165(e), then this Section 4.3 shall be applied by determining the Actual Deferral Percentages of Participants as if all such plans were a single plan, in accordance with regulations prescribed by the Secretary of the Treasury under PR-Code Section 1165(e). Plans may be considered one plan for purposes of satisfying PR-Code Section 1165(e) only if they have the same Plan Year.

           (d) For the purpose of this Section 4.3, the "Actual Deferral Percentage" for any Top One-Third Highly Compensated Employee who is a Participant under two or more PR-Code Section 1165(e) arrangements of the Company shall be determined by taking into account the Top One-Third Highly Compensated Employee's Compensation under each such arrangement and contributions under each such arrangement which qualify for treatment under PR-Code Section 1165(e) in accordance with regulations prescribed by the Puerto Rico Secretary of the Treasury under PR-Code Section 1165(e). If the arrangements have different Plan Years, this paragraph shall be applied by treating all such arrangements ending with or within the same calendar year as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate plans if mandatorily disaggregated pursuant to regulations under Code Section 401(k).

           (e) For purposes of the Actual Deferral Percentage test under the PR-Code, Compensation Deferral Contributions must be made before the last day of the twelve-month period immediately following the Plan Year to which such contributions relate.

           (f) The determination and treatment of Compensation Deferral Contributions and the Actual Deferral Percentage of any Participant under this Section 4.3 shall satisfy such other requirements as may be prescribed by the Puerto Rico Secretary of the Treasury.

           (g) The Committee shall keep or cause to have kept such records as are necessary to demonstrate that the Plan satisfies the requirements of PR-Code Section 1165(e) and the regulations thereunder, in accordance with regulations prescribed by the Puerto Rico Secretary of the Treasury.

           (h) Notwithstanding any provision of this Appendix A to the contrary, to the extent permitted by the PR-Code and its regulations, all Employees employed by the Sponsor and any Affiliated Company that participates in the Plan may be aggregated for purposes of determining compliance by the Plan with the Actual Deferral Percentage test under the PR-Code and the determination of Top One-Third Highly Compensated Employees.

     4.4 Plan Section 4.4. The provisions of Plan Section 4.4 entitled "Provisions for Return of Excess Before Tax Deposits over $11,000" shall be applied by substituting the dollar limitation contained in Section 4.2 of this Appendix for the "$11,000 limitation" in each place it appears.

     4.5 Plan Section 4.5. The provisions of Plan Section 4.5 entitled "Provision for Recharacterization or Return of Excess Deferrals by Highly Compensated Participants" shall be applied as follows:

           (a) "Highly Compensated Participant and Top One-Third Highly Compensated Employee" shall be substituted for "Highly Compensated Participant" in each place it appears.

           (b) For purposes of satisfying the Actual Deferral Percentage test under the PR-Code, the amount of any excess Compensation Deferral Contributions by a Top One-Third Highly Compensated Employee shall be determined by the Committee taking into account the leveling method applied under the PR-Code and its regulations that provide that the leveling method shall begin with the Top One-Third Highly Compensated Employee who has the highest deferral percentage.

           (c) Any reference to Code Sections shall include reference to the corresponding PR-Code Section unless the context clearly indicates otherwise. For example, references to "Code Section 401(k)" and "Code
     Section 404" shall include references to PR-Code Section 1165(e) and PR-Code Section 1023(n), respectively.

     4.6   Reserved for Future Modification.

     4.7 Plan Section 4.7. In addition to the provisions of Plan Section 4.7 entitled "Character of Deposits," Before Tax Deposits shall be treated as employer contributions for purposes of PR-Code Section 1165(e).

     4.8 Plan Section 4.8. For purposes of Plan Section 4.8, a "Direct Rollover Contribution" or a "Participant Rollover Contribution" from a retirement plan qualified under PR-Code Section 1165(a) (unless such plan is also qualified under Code Section 401(a)) or an "IRA Rollover Contribution" from a Puerto-Rico individual retirement account or annuity shall not be permitted under the Plan.

                                     PART V
                      TRUST FUND AND MATCHING CONTRIBUTIONS
                      -------------------------------------

     The provisions of Article V shall apply to all Puerto Rico-based Employees except as set forth below:

     5.1 Plan Section 5.3(a). Notwithstanding the provisions of Plan Section 5.3(a) entitled "Company Contributions," the Company shall contribute and allocate on a pay period basis which, when added to Forfeitures available after application of Section 6.3 is equal to:

           (a) 7.5% of each Participant's Matched Deposits for the pay period which are not in excess of two percent (2%) of such Participant's Compensation.

           (b) 50% of each Participant's Matched Deposits for the pay period which are in excess of two percent (2%) of such Participant's Compensation but not in excess of four percent (4%) of such Participant's Compensation.

           (c) 25% of each Participant's Matched Deposits for the pay period which are in excess of four percent (4%) of such Participant's Compensation.

     The Board of Directors, acting upon the advice and direction of the Committee, may authorize and direct that Matching Contributions (expressed as a percentage of Participants' Matched Deposits as set forth above) be changed from time to time from a minimum of 0% to a maximum of 100%.

     5.2 Plan Section 5.6. The provisions of Plan Section 5.6 entitled "Irrevocability" shall be applied by including a corresponding reference to "PR-Code Section 1165(a)" and "PR-Code Section 1023(n)" in each place "Code
Section 401(a)" and "Code Section 404" appears, respectively.

                                    PART VI
                            ACCOUNTS AND ALLOCATIONS
                            ------------------------

     The provisions of Article VI of the Plan shall apply to all Puerto Rico-based Employees.

                                    PART VII
                            VESTING IN PLAN ACCOUNTS
                            ------------------------

     The provisions of Article VII of the Plan shall apply to all Puerto Rico-based Employees.

                                   PART VIII
                            PAYMENT OF PLAN BENEFITS
                            ------------------------

     The provisions of Article VIII of the Plan shall apply to all Puerto Rico-based Employees except as set forth below:

     8.1 Plan Section 8.2(a). For purposes of Plan Section 8.2(a), a Puerto Rico-based Participant may elect, at the time and in the manner prescribed by the Committee, to have the entire portion of a lump-sum distribution from the Plan paid directly to a qualified trust described in PR-Code Section 1165(a) that accepts the Puerto Rico-based Participant's distribution or an individual retirement account or annuity described in PR-Code Sections 1169(a) and (b), respectively.

     8.2 Plan Section 8.4. In addition to the provisions of Plan Section 8.4 entitled "Designation of Beneficiary," the following rules shall apply to a Participant, as defined in Section 2.6 of this Appendix:

           (a) In the event a deceased Participant is not a resident of Puerto Rico at the date of his or her death, the Committee, in its discretion, may require the establishment of ancillary administration in Puerto Rico.

           (b) If the Committee cannot locate a qualified personal representative of the deceased Participant, or if administration of the deceased Participant's estate is not otherwise required, the Committee, in its discretion, may pay the deceased Participant's interest in the Trust Fund to his or her heirs at law (determined in accordance with the laws of the Commonwealth of Puerto Rico) as they existed at the date of the Participant's death.

     8.3 Plan Section 8.5. Notwithstanding the provisions of Plan Section 8.5, a hardship withdrawal shall be made to a Puerto Rico-based Participant only if the Committee (or its representative), based upon the Participant's representation and such other facts as are known to the Committee, determines that the requested withdrawal is on the account of:

           (a)   A deductible medical expense (within the meaning of PR-Code
     Section 1023(aa)(2)(p)) incurred by the Participant, his or her spouse, children or dependents;

           (b) The purchase (excluding mortgage payments) of a principal residence for the Participant;

           (c) The payment of tuition for the next twelve (12) months of post-secondary education for the Participant, the Participant's spouse, children, or dependents;

           (d) The need to prevent the eviction of the Participant from his or her principal residence or foreclosure on the mortgage of the Participant's principal residence; and

           (e) Such other events as the PR-Code, regulations or the Puerto Rico Secretary of the Treasury may allow.

     In addition, Puerto Rico-based Participants who make hardship withdrawals pursuant to Plan Section 8.l(e) shall not be permitted to make Before Tax Deposits or After Tax Deposits to the Plan during the 12-month period beginning as soon as administratively feasible following the date of the hardship withdrawal.

     8.4 Plan Section 8.6(a). Notwithstanding the provisions of Plan Section 8.6(a) entitled "Distribution Rules," in the case of a Puerto Rico-based Participant in no event shall any benefits under the Plan, including benefits upon retirement, Severance, or Disability, be paid (or commence to be paid) to a participant prior to the "Consent Date" (as defined herein) unless the Participant consents in writing to the payment (or commencement of payment) of such benefits prior to said Consent Date. As used herein, the term "Consent Date" shall mean the later of (i) the Participant's 62nd birthday, or (ii) the Participant's Normal Retirement Age. Notwithstanding the foregoing, the provisions of this Paragraph shall not apply (i) following the Participant's death, or (ii) with respect to a lump sum distribution of the vested portion of a Participant's Accounts if the total amount of such vested portion does not exceed or has never exceeded $5,000.

     8.5 Plan Section 8.6(c). Notwithstanding the provisions of Plan Section 8.6(c) entitled "Distribution Rules," Section 8.3 of this Appendix or Plan
Section 8.6(b), in the case of a Puerto Rico-based Participant distributions of the entire vested portion of a Participant's Accounts shall be made no later than the Participant's Required Beginning Date, or, if such distribution is to be made over the life of such Participant or over the lives of such Participant and a Beneficiary (or over a period not extending beyond the life expectancy of such participant and Beneficiary) then such distribution shall commence no later than the Participant's Required Beginning Date. Required Beginning Date shall mean:

           (a) For the period prior to January 1, 1989, April 1 of the calendar year following the later of the calendar year in which the Participant (i) attains age 70-1/2, or (ii) retires; provided, however, the foregoing clause (ii) shall not apply with respect to a Participant who is a Five Percent Owner (as defined in Code Section 416(i)) at any time during the five Plan Year period ending in the calendar year in which the Participant attains age 70-1/2. If the Participant becomes a Five Percent Owner during any Plan Year subsequent to the five Plan Year period referenced above, the Required Beginning Date under this Paragraph (a) shall be April 1 of the calendar year following the calendar year in which such subsequent Plan year ends.

           (b) For the period after December 31, 1988, April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2; provided, however, if the Participant attains age 70-1/2 before January 1, 1988 and the Participant was not a Five Percent Owner at any time during the Plan Year ending with or within the calendar year in which such Participant attains age 66-1/2 or any subsequent Plan Year, then this Paragraph (b) shall not apply and the Required Beginning Date shall be determined under Paragraph (a) above.

     8.6 Plan Section 8.1l(c). The provisions of Plan Section 8.1l(c) entitled "Additional Documents" shall be applied by including reference to "Puerto Rico" in each place "State or Federal" appears.

     8.7 Plan Section 8.12. The provisions of Plan Section 8.12 entitled "Trustee-Trustee Transfers" shall be applied by including a corresponding reference to "PR-Code Section 1165" in each place "Code Section 401" appears.

                                    PART IX
                          PLAN ARTICLES IX THROUGH XI
                          ---------------------------

     The provisions of Articles IX through XI of the Plan shall apply to all Puerto Rico-based Employees.

                                     PART X
                             TERMINATION AND MERGER
                             ---------------------

     The provisions of Articles XII of the Plan shall apply to all Puerto Rico-based Employees except as follows:

     10.1   Plan Section 12.1. In addition to the provisions of Plan
Section 12.1, the Committee may determine that no distributions shall be made to a Puerto Rico-based Participant in the event the Plan is terminated, until such time as the Puerto Rico Department of the Treasury shall have determined in writing that such termination will not adversely affected the prior qualification of the Plan under the PR-Code.

     10.2   Plan Section 12.2. In addition to the provisions of Plan
Section 12.2, any merger or consolidation of the Plan with, or transfer in whole or in part of the assets and liabilities of the Trust to, another trust fund as applied to a Puerto Rico-based Participant will be limited to the extent such other plan and trust are qualified under PR-Code Section 1165(a).

                                    PART IX
                          PLAN ARTICLES IX THROUGH XV
                          ---------------------------

     The provisions of Articles IX through XV of the Plan shall apply to all Puerto Rico-based Employees.

                                PART X
                       MISCELLANEOUS PROVISIONS
                       ------------------------

     The provisions of Article XVI of the Plan shall apply to all Puerto Rico-based Employees except as follows:

     10.1   Plan Section 16.5. In addition to the provisions of Plan
Section 16.5 entitled "Interpretation," the provisions of the Plan shall be interpreted in a manner consistent with the Plan satisfying (i) the requirements of PR-Code Section 1165(a) and related statutes for qualification as a defined contribution plan and (ii) the requirements of PR-Code Section 1165(e) and related statutes for qualification as a cash or deferred arrangement to the extent such interpretation would not violate (i) the requirements of Code
Section 401(a) and related statutes for qualification as a defined contribution plan and (ii) the requirements of Code Section 401(k) and related statutes for qualification as a cash or deferred arrangement.

     10.2   Plan Section 16.6. In addition to the provisions of Plan
Section 16.6 entitled "Withholding for Taxes," any payments from the Trust Fund may be subject to withholding for taxes as may be required by any applicable Puerto Rico law.

     10.3   Plan Section 16.7. In addition to the provisions of Plan
Section 16.7 entitled "California Law Controlling," the Committee shall determine whether all legal questions pertaining to the Plan which are not controlled by ERISA shall be determined in accordance with the laws of the Commonwealth of Puerto Rico or the laws of the State of California in the case of a Puerto Rico-based Employee or Participant.